UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 15, 2010
ORIENTAL FINANCIAL GROUP INC.
(Exact name of registrant as specified in its charter)

Commonwealth of Puerto Rico (State or other jurisdiction of incorporation)	001-12647 (Commission File Number)	66-0538893 (I.R.S. Employer Identification No.)

Oriental Center
Professional Offices Park
997 San Roberto Street, 10th Floor
San Juan, Puerto Rico (Address of principal executive offices of each registrant)	00926 (Zip Code)
(787) 771-6800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On March 15, 2010, Oriental Financial Group Inc. (the “Company”) issued a press release announcing that it has commenced an underwritten public offering of approximately $50 million of its common stock. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description of Document
99.1	Press release by the Company, dated March 15, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 15, 2010

ORIENTAL FINANCIAL GROUP INC.
By:	/s/ Jose Rafael Fernández
	Name:	Jose Rafael Fernández
	Title:	President and Chief Executive Officer